Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Record Profits For First Quarter 2012

HOUSTON, April 26, 2012 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today reported record first-quarter 2012 net income of $23.1 million, a 49.1 percent increase, and record first-quarter diluted earnings per common share of $0.97, a 51.6 percent increase, on a year-over-year comparable basis for the period ended March 31, 2012.

First-Quarter 2012 Highlights

•	Total revenues of $1.66 billion were the best reported first quarter and second-best all-time quarter in the history of the company.

•	Total gross margin was 15.6 percent, as gross profit grew 17.4 percent from the prior year to an all-time record of $260.4 million.

•	New vehicle gross profit increased 23.5 percent on 16.3 percent higher revenues, as the company retailed 13.1 percent more units and the average selling price expanded 2.9 percent, to $32,674.

•	Retail used vehicle unit sales surged 24.0 percent and the average selling price increased 3.4 percent, to $20,000, driving gross profit growth of 25.9 percent on 28.3 percent higher revenues.

•	Parts and service revenues increased 9.3 percent from the prior year, reflecting continued growth in customer-pay, wholesale parts and collision businesses.

•	Finance and insurance gross profit per retail unit of $1,175 was also a record first-quarter result.

•	Further demonstrating the improving cost leverage, selling, general and administrative expenses as a percent of gross profit improved 280 basis points, to 76.5 percent, from the prior-year period.

•	Operating margin expanded to 3.2 percent, a 40 basis-point improvement from the prior-year period.

“Group 1’s strong, first-quarter operating and financial results included record-setting revenues, gross profit and earnings for our shareholders,” said Earl J. Hesterberg, Group 1’s president and chief executive officer. “In addition, I am delighted with our operating margin expansion, which reflects the improvements and efficiencies we have implemented during the last several years. Based on the first-quarter results, we now expect new vehicle industry sales of 14.5 million units in 2012.”

Corporate Development Recap

As previously announced during the first quarter, Group 1 added three franchises to its portfolio including Volkswagen, BMW and Hyundai franchises that are expected to add $143.5 million in annual revenues.

First-Quarter Earnings Conference Call

Group 1’s senior management will host a conference call today at 10 a.m. ET to discuss the first-quarter financial results and the company’s outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/news/events.aspx. A replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.317.6789

International: 1.412.317.6789

Conference ID: 10012655

A telephonic replay will be available following the call through May 11 at 9 a.m. ET by dialing:

Domestic: 1.877.344.7529

International: 1.412.317.0088

Conference ID: 10012655

About Group 1 Automotive, Inc.

Group 1 owns and operates 112 automotive dealerships, 144 franchises, and 28 collision centers in the United States and the United Kingdom that offer 31 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related vehicle financing, service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor Contacts:

Kim Paper Canning

Manager, Investor Relations

Group 1 Automotive, Inc.

713-647-5741 | kpaper@group1auto.com

Media Contacts:

Pete DeLongchamps

V.P. Financial Services and Manufacturer Relations

Group 1 Automotive, Inc.

713-647-5770 | pdelongchamps@group1auto.com

or

Clint Woods

Pierpont Communications, Inc.

713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.

Consolidated Statements of Operations

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended March 31,
	2012	2011	% Change
REVENUES:
New vehicle retail sales	$912,595	$784,714	16.3
Used vehicle retail sales	414,974	323,447	28.3
Used vehicle wholesale sales	66,857	61,951	7.9
Parts and service	213,101	194,950	9.3
Finance and insurance	57,218	44,240	29.3

Total revenues	1,664,745	1,409,302	18.1

COST OF SALES:
New vehicle retail sales	859,775	741,942	15.9
Used vehicle retail sales	378,577	294,547	28.5
Used vehicle wholesale sales	64,153	59,457	7.9
Parts and service	101,816	91,581	11.2

Total cost of sales	1,404,321	1,187,527	18.3

GROSS PROFIT	260,424	221,775	17.4

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	199,112	175,884	13.2

DEPRECIATION AND AMORTIZATION EXPENSE	7,236	6,455	12.1

ASSET IMPAIRMENTS	101	222	(54.5)

OPERATING INCOME	53,975	39,214	37.6

OTHER EXPENSE:
Floorplan interest expense	(7,619)	(6,760)	12.7

Other interest expense, net	(9,040)	(7,942)	13.8

INCOME BEFORE INCOME TAXES	37,316	24,512	52.2

PROVISION FOR INCOME TAXES	(14,199)	(9,150)	55.2

NET INCOME	$23,117	$15,362	50.5

DILUTED INCOME PER SHARE	$0.97	$0.64	51.6

Weighted average dilutive common shares outstanding	22,532	22,736	(0.9)
Weighted average participating securities	1,209	1,450	(16.6)

Total weighted average shares outstanding	23,741	24,186	(1.8)

Group 1 Automotive, Inc.

Consolidated Balance Sheets

(Dollars in thousands)

	March 31, 2012	December 31, 2011	% Change
	(Unaudited)
ASSETS:

CURRENT ASSETS:
Cash and cash equivalents	$21,316	$14,895	43.1
Contracts in transit and vehicle receivables, net	149,606	167,507	(10.7)
Accounts and notes receivable, net	85,724	92,775	(7.6)
Inventories, net	966,209	867,470	11.4
Deferred income taxes	18,275	16,012	14.1
Prepaid expenses and other current assets	10,112	16,925	(40.3)

Total current assets	1,251,242	1,175,584	6.4
PROPERTY AND EQUIPMENT, net	604,831	585,633	3.3
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	729,116	702,145	3.8
OTHER ASSETS	14,635	12,981	12.7

Total assets	$2,599,824	$2,476,343	5.0

LIABILITIES AND STOCKHOLDERS’ EQUITY:

CURRENT LIABILITIES:
Floorplan notes payable - credit facility	$800,976	$718,945	11.4
Offset account related to floorplan notes payable - credit facility	(110,998)	(109,207)	1.6
Floorplan notes payable - manufacturer affiliates	154,580	155,980	(0.9)
Current maturities of long-term debt	15,616	14,663	6.5
Current liabilities from interest rate risk management activities	4,719	7,273	(35.1)
Accounts payable	144,128	148,048	(2.6)
Accrued expenses	113,060	109,245	3.5

Total current liabilities	1,122,081	1,044,947	7.4
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 at March 31, 2012 and December 31, 2011)	146,777	144,985	1.2
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $115,000 at March 31, 2012 and December 31, 2011)	78,201	77,401	1.0
MORTGAGE FACILITY, net of current maturities	42,140	38,873	8.4
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	191,096	184,237	3.7
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	36,531	37,105	(1.5)
DEFERRED INCOME TAXES	83,465	78,459	6.4
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	27,075	26,766	1.2
OTHER LIABILITIES	38,613	36,470	5.9
COMMITMENTS AND CONTINGENCIES

TEMPORARY EQUITY - REDEEMABLE EQUITY PORTION OF THE 3.00% CONVERTIBLE SENIOR NOTES	34,880	—	100.0

STOCKHOLDERS’ EQUITY:
Common stock	261	260	0.4
Additional paid-in capital	330,533	363,375	(9.0)
Retained earnings	610,986	591,037	3.4
Accumulated other comprehensive loss	(26,436)	(29,236)	(9.6)
Treasury stock	(116,379)	(118,336)	(1.7)

Total stockholders’ equity	798,965	807,100	(1.0)

Total liabilities and stockholders’ equity	$2,599,824	$2,476,343	5.0

Group 1 Automotive, Inc.

Consolidated Statements of Adjusted Cash Flows from Operating Activities

(Unaudited)

(In thousands)

	Three Months Ended March 31,
	2012	2011	% Change
Net income	$23,117	$15,362	50.5
Adjustments to reconcile net income to net cash provided by operating activities:
Asset impairments	101	222	(54.5)
Depreciation and amortization	7,236	6,455	12.1
Deferred income taxes	3,063	7,048	(56.5)
Gain on disposition of assets and franchise	(8)	—	100.0
Stock-based compensation	2,894	2,744	5.5
Amortization of debt discount and issue costs	3,170	2,878	10.1
Other	(71)	(173)	(59.0)
Changes in operating assets and liabilities, net of effects of acquisitions and dispositions:
Accounts payable and accrued expenses	7,838	10,436	(24.9)
Accounts and notes receivable	7,139	7,278	(1.9)
Inventories	(84,600)	5,736	(1,574.9)
Contracts-in-transit and vehicle receivables	18,046	(3,623)	598.1
Prepaid expenses and other assets	4,452	1,397	218.7
Floorplan notes payable - credit facility (1)	72,363	(3,564)	2,130.4
Floorplan notes payable - manufacturer affiliates (2)	(1,654)	(4,962)	(66.7)
Deferred revenues	(173)	(501)	(65.5)

Adjusted net cash provided by operating activities	$62,913	$46,733	34.6

(1)	Excludes net acquisition/(disposition) related activity of $9,669 for the three months ended March 31, 2012, and $2,550 for the three months ended March 31, 2011.
(2)	Excludes net acquisition/(disposition) related activity of $4,158 for the three months ended March 31, 2011.

Group 1 Automotive, Inc.

Additional Information - Consolidated

(Unaudited)

		Three Months Ended March 31,
		2012 (%)	2011 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	10.6	12.9
	New Jersey	5.1	5.9
	New York	3.4	3.3
	Georgia	3.4	4.0
	New Hampshire	2.8	3.4
	Louisiana	2.8	3.1
	Mississippi	2.2	2.1
	South Carolina	1.7	1.6
	Alabama	1.1	1.2
	Maryland	0.7	0.7
	Florida	0.7	0.6

		34.5	38.8

West	Texas	38.0	31.8
	California	14.6	15.3
	Oklahoma	7.7	8.1
	Kansas	1.1	0.9

		61.4	56.1

International	United Kingdom	4.1	5.1

		100.0	100.0

NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		30.7	34.5
Nissan/Infiniti		13.1	14.1
Honda/Acura		10.9	12.8
BMW/MINI		10.8	11.7
Ford		10.3	7.1
GM		6.2	4.7
Daimler		4.7	5.3
Chrysler		4.5	3.6
Volkswagen/Audi/Porsche		4.0	1.7
Other		4.8	4.5

		100.0	100.0

NEW VEHICLE UNIT SALES OTHER MIX:
Import		55.8	58.5
Luxury		24.1	26.2
Domestic		20.1	15.3

		100.0	100.0

Car		55.9	56.1
Truck		44.1	43.9

		100.0	100.0

Group 1 Automotive, Inc.

Additional Information - Consolidated

(Unaudited)

(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2012	2011	% Change
REVENUES:
New vehicle retail sales	$912,595	$784,714	16.3

Used vehicle retail sales	414,974	323,447	28.3
Used vehicle wholesale sales	66,857	61,951	7.9

Total used	481,831	385,398	25.0
Parts and service	213,101	194,950	9.3
Finance and insurance	57,218	44,240	29.3

Total	$1,664,745	$1,409,302	18.1

GROSS MARGIN %:
New vehicle retail sales	5.8	5.5
Used vehicle retail sales	8.8	8.9
Used vehicle wholesale sales	4.0	4.0
Total used	8.1	8.1
Parts and service	52.2	53.0
Finance and insurance	100.0	100.0
Total	15.6	15.7

GROSS PROFIT:
New vehicle retail sales	$52,820	$42,772	23.5

Used vehicle retail sales	36,397	28,900	25.9
Used vehicle wholesale sales	2,704	2,494	8.4

Total used	39,101	31,394	24.5
Parts and service	111,285	103,369	7.7
Finance and insurance	57,218	44,240	29.3

Total	$260,424	$221,775	17.4

UNITS SOLD:
Retail new vehicles sold	27,930	24,704	13.1

Retail used vehicles sold	20,749	16,730	24.0
Wholesale used vehicles sold	9,994	9,055	10.4

Total used	30,743	25,785	19.2

AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,674	$31,764	2.9
Used vehicle retail	$20,000	$19,334	3.4

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,891	$1,731	9.2
Used vehicle retail sales	1,754	1,727	1.6
Used vehicle wholesale sales	271	275	(1.5)
Total used	1,272	1,218	4.4
Finance and insurance (per retail unit)	$1,175	$1,068	10.0

OTHER:
SG&A expenses	$199,112	$175,884	13.2
SG&A as % revenues	12.0	12.5
SG&A as % gross profit	76.5	79.3
Operating margin % (1)	3.2	2.8
Pretax margin % (1)	2.2	1.8

FLOORPLAN EXPENSE:
Floorplan interest	$(7,619)	$(6,760)	12.7
Floorplan assistance	7,414	6,210	19.4

Net floorplan expense	$(205)	$(550)	(62.7)

(1)

These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.

Additional Information - Same Store(1)

(Unaudited)

(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2012	2011	% Change
REVENUES:
New vehicle retail sales	$840,731	$783,652	7.3

Used vehicle retail sales	385,501	323,044	19.3
Used vehicle wholesale sales	61,215	61,936	(1.2)

Total used	446,716	384,980	16.0
Parts and service	198,536	194,075	2.3
Finance and insurance	53,212	44,193	20.4

Total	$1,539,195	$1,406,900	9.4

GROSS MARGIN %:
New vehicle retail sales	5.8	5.4
Used vehicle retail sales	8.7	8.9
Used vehicle wholesale sales	4.1	4.0
Total used	8.0	8.1
Parts and service	52.6	53.1
Finance and insurance	100.0	100.0
Total	15.7	15.7

GROSS PROFIT:
New vehicle retail sales	$48,765	$42,682	14.3

Used vehicle retail sales	33,405	28,853	15.8
Used vehicle wholesale sales	2,485	2,491	(0.2)

Total used	35,890	31,344	14.5
Parts and service	104,350	103,099	1.2
Finance and insurance	53,212	44,193	20.4

Total	$242,217	$221,318	9.4

UNITS SOLD:
Retail new vehicles sold	25,792	24,660	4.6

Retail used vehicles sold	19,280	16,705	15.4
Wholesale used vehicles sold	9,213	9,051	1.8

Total used	28,493	25,756	10.6

AVERAGE RETAIL SALES PRICE:
New vehicle retail	$32,597	$31,779	2.6
Used vehicle retail	$19,995	$19,338	3.4

GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,891	$1,731	9.2
Used vehicle retail sales	1,733	1,727	0.3
Used vehicle wholesale sales	270	275	(1.8)
Total used	1,260	1,217	3.5
Finance and insurance (per retail unit)	$1,181	$1,068	10.6

OTHER:
SG&A expenses	$185,277	$175,511	5.6
SG&A as % revenues	12.0	12.5
SG&A as % gross profit	76.5	79.3
Operating margin % (2)	3.2	2.8

FLOORPLAN EXPENSE:
Floorplan interest	$(7,002)	$(6,751)	3.7
Floorplan assistance	6,646	6,200	7.2

Net floorplan expense	$(356)	$(551)	(35.4)

(1)

Same store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same store results also include the activities of our corporate office.

(2)

These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.

Reconciliation of Certain Non-GAAP Financial Measures

(Unaudited)

(Dollars in thousands, except per share amounts)

	Three Months Ended March 31,
	2012	2011	% Change
NET INCOME RECONCILIATION:

As reported	$23,117	$15,362	50.5
After-tax Adjustments:
Non-cash asset impairment charges (2)	—	140

Adjusted net income (1)	$23,117	$15,502	49.1

ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION:

Adjusted net income	$23,117	$15,502	49.1
Less: Adjusted earnings allocated to participating securities	1,165	920	26.6

Adjusted net income available to diluted common shares	$21,952	$14,582	50.5

DILUTED INCOME PER COMMON SHARE RECONCILIATION:

As reported	$0.97	$0.64	51.6
After-tax Adjustments:
Non-cash asset impairment charges	—	—

Adjusted diluted income per share (1)	$0.97	$0.64	51.6

OPERATING MARGIN %:

Unadjusted	3.2	2.8
Adjusted (1), (3)	3.2	2.8

PRETAX MARGIN %:

Unadjusted	2.2	1.7
Adjusted (1), (3)	2.2	1.8

SAME STORE OPERATING MARGIN %:

Unadjusted	3.2	2.8
Adjusted (1), (4)	3.2	2.8

	Three Months Ended March 31,
	2012	2011	% Change
CASH FLOWS FROM OPERATING ACTIVITIES
RECONCILIATION:
Net cash provided by (used in) operating activities	$(9,450)	$54,455	(117.4)
Change in floorplan notes payable-credit facility, excluding floorplan offset account and net acquisition and disposition related activity	72,363	(3,564)
Change in floorplan notes payable-manufacturer affiliates associated with net acquisition and disposition related activity	—	(4,158)

Adjusted net cash provided by operating activities (1)	$62,913	$46,733	34.6

(1)

We believe that these adjusted financial measures are relevant and useful to investors because they provide additional information regarding the performance of our operations and improve period-to-period comparability. These measures are not measures of financial performance under GAAP. Accordingly, they should not be considered as substitutes for their unadjusted counterparts, which are prepared in accordance with GAAP. Although we find these non-GAAP results useful in evaluating the performance of our business, our reliance on these measures is limited because the adjustments often have a material impact on our financial statements calculated in accordance with GAAP. Therefore, we typically use these adjusted numbers in conjunction with our GAAP results to address these limitations.

(2)	Adjustment is net of tax benefit of $82 for the three months ended March 31, 2011 and is calculated utilizing the applicable federal and state tax rates for the adjustment.
(3)	Excludes the impact of non-cash asset impairment charges.
(4)

Excludes the impact of Same Store non-cash asset impairment charges of $178 for the three months ended March 31, 2011. Adjusted Same Store operating income was $39,387 for the three months ended March 31, 2011.